EQUITY METHOD INVESTMENT, NET	6 Months Ended
Sep. 30, 2025
EQUITY METHOD INVESTMENT, NET [Abstract]
EQUITY METHOD INVESTMENT, NET
4.	EQUITY METHOD INVESTMENT, NET
During the year ended March 31, 2024, WSI acquired a 55% interest in LeFeng Hainan Private Equity Fund Management Limited (“LeFeng”). WSI does not have the requisite voting power of two thirds or more to control LeFeng pursuant to its articles of association and cannot remove the existing sole director appointed by the other shareholder holding a 45% equity interest without cause. WSI’s obligation to absorb losses of, or the right to receive benefits from, the investee is limited to its capital investments or its rights to receive sharing of profit from the investee based on its proportionate share of the capital contributions. The Group determined it has ability to exercise significant influence over its financial and operating polices and therefore accounted for this investment under equity method.
During October 2024, WSI and the sole director of LeFeng (the “Purchaser”) entered into a shares transfer agreement, pursuant to which WSI agreed to sell and the Purchaser agreed to purchase the 55% equity interest in LeFeng with carrying amount of $0.77 million for a consideration of approximately $0.90 million (equivalent to HK$7,000,000) (the “Divestment”). The Divestment was completed during the six months ended September 30, 2025.
For the six months ended September 30, 2025 and 2024, the loss on share of equity method investment was $0.03 million and $0.34 million.
For the six months ended September 30, 2025, the Company recorded a gain on sale of equity method investment of $0.74 million and provided an allowance on expected credit loss of $0.74 million on the receivable of the Divestment, which is recorded in the “Prepaid expenses and other current assets”.